Exhibit 99.3

Mallinckrodt Pharmaceuticals: SUBJECT TO FRE 408, STATE LAW EQUIVALENTS DISCLOSURE MATERIALS July 2023

CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimer 2 Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt plc’s (“Mallinckrodt” or the “Company”) businesses, and any other statements regarding events or developments Mallinckrodt believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the comparability of Mallinckrodt’s post-emergence financial results to its historical results and the projections filed with the bankruptcy court; changes in Mallinckrodt’s business strategy and performance; the Company’s ability to access the capital markets now or in the future; the effects of the Company’s determination to make or not to make certain payments due to certain of its creditors; actions taken by third parties, including the Company’s creditors, the Opioid Master Disbursement Trust II and other stakeholders; court actions; the listing of Mallinckrodt’s ordinary shares on NYSE American LLC; the emergence of an active trading market for Mallinckrodt’s ordinary shares and fluctuations in market price and trading volume; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; Mallinckrodt’s repurchases of debt securities; the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; governmental investigations and inquiries, regulatory actions and lawsuits; the settlement with governmental parties to resolve certain disputes relating to Acthar Gel; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of, and following, the emergence from bankruptcy; the Company’s ability to achieve expected benefits from its prior restructuring activities; the non-dischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; developing, funding and executing Mallinckrodt’s business plan and continuing as a going concern; Mallinckrodt’s post-bankruptcy capital structure; the possibility that Mallinckrodt and/or certain of its subsidiaries voluntarily initiate proceedings under chapter 11 of title 11 of the United States Code or foreign bankruptcy or insolvency laws and the potential effects of the initiation of such proceedings and the resulting bankruptcy or insolvency process on Mallinckrodt’s liquidity, results of operations and business; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt’s and its partners’ ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt’s ability to navigate price fluctuations; competition; Mallinckrodt’s and its partners’ ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; business development activities; attraction and retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness; restrictions on Mallinckrodt’s operations contained in the agreements governing Mallinckrodt’s indebtedness; Mallinckrodt’s variable rate indebtedness; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC and available on the Company’s website at http://www.mallinckrodt.com and http://www.sec.gov. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Cautionary Statements Related to Forward-Looking Statements

CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimer (cont’d) 3 This document contains financial measures, including adjusted EBITDA and unlevered free cash flow, which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures as these items are inherently uncertain and difficult to estimate and cannot be reconciled without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. Adjusted EBITDA represents net income or loss prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and adjusted for certain items that management believes are not reflective of the operational performance of the business. Adjustments to GAAP amounts include, as applicable to each measure, interest expense, net; income taxes; depreciation; amortization; restructuring charges, net; non-restructuring impairment charges; inventory step-up expense; discontinued operations; changes in fair value of contingent consideration obligations; significant legal and environmental charges; divestitures; separation costs; gains on debt extinguishment, net; unrealized gain or loss on equity investment; reorganization items, net; share-based compensation; fresh-start inventory related expenses; and other items identified by the Company. Unlevered free cash flow represents adjusted EBITDA further adjusted for changes in net working capital and contingent payments, and less capital expenditures, severance costs, opioid settlement payments, and CMS settlement payments. Adjusted EBITDA is calculated as described in the preceding paragraph, and the adjustments thereto are each prepared in accordance with GAAP. The Company has provided these adjusted financial measures because they are used by management, along with financial measures in accordance with GAAP, to evaluate the Company’s operating performance. In addition, the Company believes that they will be used by investors to measure Mallinckrodt’s operating results. Management believes that presenting these adjusted measures provides useful information about the Company’s performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. These adjusted measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of these adjusted measures may differ from similarly titled measures used by others. Because adjusted financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s unaudited condensed consolidated financial statements and publicly filed reports in their entirety. A reconciliation of certain of these historical adjusted financial measures to the most directly comparable GAAP financial measures is included in the appendix. Further information regarding non-GAAP financial measures can be found on the Investor Relations page of the Company’s website. Non-GAAP Financial Measures

CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Disclaimer (cont’d) 4 Predecessor and Successor Periods Mallinckrodt’s financial results presented here within include Successor and Predecessor periods. The Successor period runs from June 17, 2022 through March 31, 2023, while the Predecessor period includes June 16, 2022 and prior. As a result of the application of fresh-start accounting, the Company’s financial statements for periods prior to June 16, 2022 are not comparable to those for periods subsequent to June 16, 2022. Operating results for the Successor and Predecessor periods are not necessarily indicative of the results to be expected for a full fiscal year. Mallinckrodt’s results of operations as reported in its unaudited condensed consolidated financial statements for the Successor and Predecessor periods are in accordance with GAAP. The comparison of the Predecessor and Successor periods for the periods presented here within is not in accordance with GAAP. However, the Company believes that the comparison is useful for management and investors to assess Mallinckrodt’s ongoing financial and operational performance and trends. Non-GAAP Financial Measures (cont’d)

CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Our Primary Focus Remains on Improving Outcomes For Underserved Patients With Severe and Critical Conditions 5 Our Vision Innovation-driven biopharmaceutical company… …focused on improving outcomes for underserved patients… …with severe and critical conditions … …adding value through clinical development and commercialization Growth remains focused on 4 strategic pillars: ➢ Fortify Base: Protect, strengthen & maintain base business ➢ Expand Portfolio: Deliver on launches & expansion opportunities ➢ Maximize Value: Unleash residual value for LOE brands ➢ Drive Innovation: Execute on high ROI innovation investments Commercial Focus Remains: ________________________ Note: LOE = Loss of Exclusivity, ROI = Return on Investment.

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Diversified Global Specialty Pharma Company

Global specialty pharmaceutical company focused on Managing Complexity and Improving Lives through our 2 key segments and over 150 years of history

2022 Product Mix (% of WholeCo)

Specialty Brands


Acthar
27%
INOmax
18%
Therakos
13%
Amitiza
8%
Other[(1)]
1%
Specialty Generics
34%

Specialty Generics


APAP Products
11%
Other APIs[(2)]
6%
Opioids
11%
Other Generics[(3)]
6%
Specialty Brands
66%

	Specialty Brands	Specialty Generics
Segment Highlights	Highly Profitable & Strong Forward Visibility	Stable & Highly Diversified
2022A Net Sales	$1,270MM	$645MM
Global Presence	94% US, 5% Europe / Middle East / Africa, 1% Other	81% US, 17% Europe / Middle East / Africa, 2% Other
Strategic Focus	Innovative branded drug development and commercialization	Producing high-quality generic medicines in complex markets
Strategic Vision	➢ Pure play branded pharmaceutical segment focused on meeting the needs of underserved patients with severe and critical conditions ➢ Adding value through drug development and commercialization	➢ Separately-operated segment driving near-term performance and cash flows from manufacturing controlled substances and APIs ➢ Establishes a diversified portfolio of complex ANDAs capable of delivering long-term value

Note: API = Active Pharmaceutical Ingredients; ANDA = Abbreviated New Drug Application. Percentages may not add up to 100% due to rounding.
(1) Includes Ofirmev, Terlivaz, StrataGraft, Rescula and contract manufacturing revenues.
(2) Includes controlled substances API and other stearates.
(3) Includes ADHD, addiction treatment, international non-promoted brands and other.

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CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Driving revenue stabilization in 2023 requires mitigation of declining trends for our largest revenue brands ➢ Acthar Gel plan focuses on patient experience and clinical differentiation, defend and improve access to mitigate impacts from competition and execute on opportunities in certain indications; with anticipated launch of SelfJect in 2024 ➢ INOmax anticipates bringing the next-generation Evolve device to market in the US, helping to retain more accounts, focusing contract negotiations on value and innovation, while continued growth is expected in Japan ➢ Therakos expects to stabilize from the continued recovery in stem-cell transplant treatments volume post COVID offset by the impact of new oral therapies Top-line growth over the Strat Plan horizon depends on maintaining base brand stability, while realizing growth from launches of Terlivaz and StrataGraft ➢ A significant portion of revenue growth comes from US launches of Terlivaz and StrataGraft ➢ Sustained growth in Therakos primarily driven by geographic expansion OUS The commercial cost structure is lean, with prioritized investments necessary to deliver on Strat Plan goals ➢ Focused investment early in Strat Plan to drive successful launch of Terlivaz; maximizing value during orphan drug exclusivity period ➢ Acthar Gel patient services & reimbursement infrastructure focused on easing administrative burden for patients, improving access and differentiation versus competition ➢ Targeted international investments to support high-value growth opportunities (e.g., Therakos expansion) Specialty Brands Strategic Outlook 7 Specialty Brands expects to establish greater revenue stability in 2023, and create a platform for future growth

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Specialty Brands Development Pipeline

Bringing new products to market, maximizing product launches and through potential acceleration of current lifecycle innovation opportunities for our in-line brands

	Preclinical	>>>>>>	Phase 2	Phase 3 / Registration			Commercialized
Therakos PHOTOPHERESIS		Therakos *ICI[2]*	Therakos *Solas device*	Therakos *BOS[4]*	Therakos *Chronic GVHD[5]*	Therakos *Chronic GVHD (JP)*	Therakos *CTCL[7]*
INOmax (nitric oxide) GAS, FOR INHALATION			INOmax *EVOLVE Japan*		INOmax *CV Surgery*	INOmax *EVOLVE device*	INOmax *HRF[8]*
StrataGraft allogeneic cultured keratinocytes and dermal fibroblasts in murine collagen-dsat			StrataGraft *FT[3]*		StrataGraft *Peds DPT[6]*		StrataGraft *Adult DPT*
Terlivaz™ terlipressin for injection							Terlivaz *HRS[9] Type 1*
Acthar GEL (repository corticotropin injection) 80 U/mL	Acthar Gel *MOA[1]*				Acthar Gel *SelfJect*		Acthar Gel *(Sarcoidosis, Proteinuria, Uveitis, RA, MS, SLE, etc.)*
amitiza lubiprostone							Amitiza

Product *Indication* | [light purple] = Life Cycle Innovation | [green] = New Product

1. Mechanism of Action; 2. Immune Checkpoint Inhibitors; 3. Full Thickness; 4. Bronchiolitis Obliterans Syndrome; 5. Graft vs Host Disease; 6. Deep Partial Thickness; 7. Cutaneous T-cell Lymphoma; 8. Hypoxic Respiratory Failure; 9.Hepatorenal Syndrome

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CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Specialty Generics Strategic Outlook 9 ➢ Plan anticipates low single-digit net sales growth for both the API business and the finished generics portfolio ➢ Segment EBITDA remains flat as inflationary and pricing pressures are offset by product mix shifts and pipeline launches to mitigate margin erosion; production challenges present the most significant downside risks while success in the competitive environment remains the best source of outperformance opportunities ➢ Plan focused on bottom line stability with tight controls on OpEx and seeks to preserve long-term value through modest investment; CapEx directed primarily to maintenance and safety requirements with some spend targeted for near-term value enhancement ➢ R&D portfolio expected to offset normal base generics erosion ➢ Business development scanning accretive assets and opportunities that could be tucked in to either St. Louis API production or Hobart finished dose portfolio to improve plant absorption, a key goal for the segment as higher volumes could lead to financial improvements Specialty Generics expected to provide stable EBITDA and cash flow for the enterprise through continuation of a limited investment approach

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

API and Generics Business Serving Critical Needs of Patients

Global leader in acetaminophen production, controlled substances, addiction treatment, and ADHD, with vertically-integrated manufacturing ensuring quality and consistency of supply

$645MM 2022A Net Sales	**50+** Product families across generics and APIs	**50% / 50%** Revenue split between APIs and Generics (respectively)	**Only** Western Hemisphere supplier of acetaminophen API	**5** Award-winning cGMP U.S.-based manufacturing facilities

Active Pharmaceutical Ingredients (APIs)			Complex Generics		
#1 API site by scale and only vertically integrated large-scale API manufacturer in U.S.(1)	**#3** Worldwide acetaminophen manufacturer and only Western Hemisphere based (2)	**50+** FDA approved API Drug Master Files (DMFs)	**#1** in Addiction Treatment among U.S. generics market (3)	**#3** in ADHD among U.S. generics market (3)	**~36%** U.S. DEA total controlled substance quota
100+ SKUs	**~30** product families	**Zero** Missed shipments during COVID-19 as the leading API supplier for COVID-related analgesics	**150+** SKUs	**~25** Product families	**Top 20** U.S. generics manufacturer

(1) Based on total reactor liters capacity.
(2) Based on BAC reports.
(3) Based on 2021 Rx as a share of accessible market by Symphony METYS and IQVIA data.

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CONFIDENTIAL – MATERIAL NON-PUBLIC INFORMATION SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Consolidated Revenue and Adj. EBITDA Summary 11 ➢ Projected revenue CAGR of +0.7% and projected Adj. EBITDA CAGR of -7.8% over the Strat Plan horizon as competition in both Brands and Generics stabilizes and launches gain traction – Acthar SelfJect launch assumed in 2024 (pending resolution of a 3rd party manufacturing matter) is expected to improve patient adherence – INOmax Evolve launch assumed in late 2023 is expected to slow loss rates due to competition – Modest SG&A growth over the Strat Plan horizon as inflation is partially offset by cost savings initiatives previously implemented – Increased R&D and pipeline investment spend to drive long-term growth – 2023 and 2024 are the low-points on Adj. EBITDA and improve as launches gain traction Net Sales ($ in millions) $1,914 $1,799 $1,807 $1,952 – $600 $1,200 $1,800 $2,400 $3,000 2022A 2023E 2024E 2025E $675 $539 $483 $529 35% 30% 27% 27% – $300 $600 $900 $1,200 $1,500 2022A 2023E 2024E 2025E Adj. EBITDA Adj. EBITDA % Adj. EBITDA(1) ($ in millions) ________________________ (1) Note that 2023 and 2024 Adjusted EBITDA does not reflect the impact of KERP and KEIP payments.

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Consolidated Unlevered Free Cash Flow

($ in millions)	2022A	2023E	2024E	2025E
Net Sales				
Specialty Brands	$1,270	$1,116	$1,116	$1,242
Specialty Generics	645	684	691	710
Consolidated Net Sales	**$1,914**	**$1,799**	**$1,807**	**$1,952**
% Growth YoY	*(13%)*	*(6%)*	*0%*	*8%*
Adj. EBITDA				
Specialty Brands	$557	$409	$367	$418
Specialty Generics	118	130	116	111
Consolidated Adj. EBITDA[1]	**$675**	**$539**	**$483**	**$529**
EBITDA Margin %	*35%*	*30%*	*27%*	*27%*
Adj. EBITDA[1]	**$675**	**$539**	**$483**	**$529**
Change in Net Working Capital	(58)	(73)	14	(42)
Capital Expenditures	(62)	(85)	(112)	(81)
Other Cash Flows	53	(27)	–	(20)
Unlevered Free Cash Flow[2]	**$608**	**$354**	**$386**	**$386**
CMS Settlement Payments	(15)	(15)	(20)	(20)
Settlement Adj. UFCF[2]	**$593**	**$339**	**$366**	**$366**

Key Assumptions and Commentary

- The Company's unlevered free cash flow excludes funded debt service and cash taxes
  - Operational tax rate of ~10%, excluding one-time emergence related tax impacts
- Company stabilizing in the near-term from competitive headwinds while product launches gain traction
- R&D spend increased to account for incremental lifecycle innovation investments to drive long-term growth
  - The restructuring right sizes the Company's balance sheet, enabling it to make R&D, capex and other investments that if not made, would negatively impact performance
- 2023 SpecGx performance is driven by widespread market supply disruption which is creating non-recurring sales opportunities
- Operating cash flow assumptions include the impact of initiatives to support strategic realignment
  - Increase in capital expenditures over the forecast period relates to INOmax Evolve launch
- Other Cash Flows include, among other items, $65MM of net proceeds from sale of the StrataGraft priority review voucher in 2022 as well as $20MM milestone payment in 2025 related to Terlivaz reaching $100MM in cumulative net sales

(1) Note that 2023 and 2024 Adjusted EBITDA does not reflect the impact of KERP and KEIP payments.
(2) CARES Act tax refund of ~$142MM in 2023 and other tax-related cash flows illustratively not shown. Excludes opioid deferred cash payments, modified to a $250MM prepetition cash payment. Excludes certain restructuring related cash flow items (e.g., KERP and KEIP payments, D&O premiums, etc.).

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SUBJECT TO FRE 408, STATE LAW EQUIVALENTS Appendix

SUBJECT TO FRE 408, STATE LAW EQUIVALENTS

Reconciliation of Non-GAAP Measures

($ in millions)	*Jan. 1 – Jun. 16*	*Jun. 17 – Dec. 30*	2022A
	Predecessor	Successor	Combined
Net loss	**($313)**	**($598)**	**($911)**
Adjustments:			
Interest expense, net	108	320	428
Income tax benefit	(497)	(52)	(549)
Depreciation	40	29	69
Amortization	282	319	601
Restructuring charges, net[(1)]	10	11	21
Income from discontinued operations	(1)	(0)	(1)
Change in contingent consideration fair value	–	1	1
Significant legal and environmental charges	11	–	11
Separation costs[(2)]	9	21	30
Unrealized (gain) loss on equity investments	22	(9)	13
Reorganization items, net	631	23	654
Share-based compensation	2	1	3
Gain on debt extinguishment at par	–	(21)	(21)
Fresh-start impact on debt extinguishment	–	22	22
Bad debt expense - customer bankruptcy	–	6	6
Fresh-start inventory-related expense[(3)]	–	299	299
Adj. EBITDA	**$303**	**$372**	**$675**

(1) Includes $0.8 million and $0.2 million of accelerated depreciation in cost of sales and SG&A, respectively, related to restructuring charges incurred during the period from June 17, 2022 through December 30, 2022 (Successor).
(2) Non-GAAP combined fiscal year ended December 30, 2022 represents costs included in SG&A expenses, primarily related to expenses incurred related to severance for the former Chief Executive Officer ("CEO") and certain former executives of the Predecessor and the Predecessor directors' and officers' insurance policies, in addition to professional fees and costs incurred as we explore potential sales of non-core assets to enable further deleveraging post-emergence.
(3) Includes $268.7 million and $30.0 million of inventory fair-value step up expense and fresh-start inventory-related expense primarily related to a change in accounting estimate, respectively, during the period from June 17, 2022 through December 30, 2022 (Successor).

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